EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed or deemed incorporated by reference into any filing pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law.

Each of the undersigned certifies that the foregoing Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adtalem Global Education Inc. for the periods reflected therein.

May 2, 2019	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Senior Vice President, Chief
Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)

/s/ Lisa W. Wardell
Lisa W. Wardell
President and Chief Executive Officer
(Principal Executive Officer)